EATON VANCE CURRENCY INCOME ADVANTAGE FUND
EATON VANCE DIVERSIFIED CURRENCY INCOME FUND
EATON VANCE EMERGING MARKETS LOCAL INCOME FUND
EATON VANCE GLOBAL MACRO ABSOLUTE RETURN FUND
EATON VANCE GLOBAL MACRO ABSOLUTE RETURN ADVANTAGE FUND
EATON VANCE SHORT DURATION STRATEGIC INCOME FUND
Supplement to Prospectus dated March 1, 2014

The following replaces the fourth paragraph of “Overview.” under “Investment Objectives & Principal Policies and Risks”:

Global Macro Absolute Return Advantage Fund may invest in securities of any credit rating, including those rated below investment grade (rated below BBB by either S&P or Fitch, or below Baa by Moody’s) and may invest the remainder of its assets in lower-rated or in unrated securities considered to be of comparable quality by the investment adviser ("junk investments"). Short Duration Strategic Income Fund may invest up to 20% of net assets, Global Macro Absolute Return Fund may invest up to 10% of net assets, and Emerging Markets Local Income Fund and Diversified Currency Income Fund may invest up to 5% of net assets, in equity securities. Global Macro Absolute Return Fund normally invests in at least three different countries (one of which is the United States). Global Macro Absolute Return Advantage Fund normally invests at least 40% of its net assets in foreign investments. Each Fund may borrow for investment purposes and engage in securities lending.

February 10, 2015	17606 2.10.15